Dreyfus U.S. Treasury

Short Term Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                                Short Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Short Term Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the reporting period began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Short Term Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Short Term Fund perform relative to its benchmark?

During the six-month reporting period ended June 30, 2000, the fund produced a total return of 3.31%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, provided a total return of 2.99% for the same time period.(2)

We attribute the fund' s good relative performance to our security selection strategy, which included U.S. Treasury Inflation Protected Securities, as well as U.S. Government Agency Inflation Protected Securities. The value of these securities adjusted upward to keep pace with rising inflation. In addition, the fund benefited from unusual market conditions in the short-term U.S. Treasury securities market. For most of the reporting period, there was an inverted yield curve, which depicts yield differences by maturity, for these types of securities. This inverted yield curve illustrated that shorter term instruments provided higher yields than longer term instruments.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities. The fund may also enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are considered to rank among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

not insured or guaranteed by the U.S. Government. The fund generally maintains an average dollar-weighted maturity of between two and three years.

What other factors influenced the fund's performance?

First, the fund was influenced by inflation fears and rising interest rates. When the reporting period began on January 1, 2000, investors were relieved that Y2K-related concerns proved unfounded. However, investors soon became worried that robust economic growth might rekindle long-dormant inflationary pressures, especially since both energy prices and wages in a tight job market were rising. In an attempt to relieve these pressures, the Federal Reserve Board has raised short-term interest rates three times during the reporting period.

Second, the fund responded to forces that are unique to the U.S. Treasury securities marketplace, which recently provided attractive returns compared to other market sectors. In mid-January the government announced that it would use a portion of the budget surplus to initiate a buyback program for U.S. Treasury securities. This announcement triggered a wave of purchases of long-term U.S. Treasury securities. Yields for these long-term securities were driven down past yields of short-term securities and as a result created what is called an inverted yield curve.

What is the fund's current strategy?

We are continuing our efforts to invest the fund's assets in areas of the short-term U.S. Treasury securities market that we believe offer attractive opportunities. Accordingly, we have established the fund's average duration -- a measure of sensitivity to changing interest rates -- at about 1.7 years, a level that we consider neutral relative to the fund's peer group. This duration management strategy was designed to help us balance the benefits of locking in prevailing yields while maintaining the flexibility to capture higher yields if they become available. In addition, we believe that a neutral duration management strategy

enables   us   to  derive  greater  value  from  other  fixed-income  investment strategies, such as yield curve risk-reward analysis, for as long as the future direction of interest rates remains uncertain.

Accordingly, we employed a barbell strategy in an attempt to maximize returns without substantially increasing interest-rate risk. As its name implies, a barbell strategy involves focusing on securities at the short and long ends of our maturity spectrum in order to construct a portfolio that has a neutral average duration.

From a security selection standpoint, more than 32% of the fund's assets were invested in U.S. Government Agency Inflation Protected Securities. These instruments provide a value that adjusts to changing consumer inflation, better enabling the fund' s value to keep pace with inflation. The remainder of the portfolio was primarily invested in U.S. Treasury notes.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

June 30, 2000 (Unaudited)


STATEMENT OF INVESTMENTS

                                                                                             Principal

BONDS AND NOTES--85.4%                                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--20.0%

Federal Home Loan Banks,

   Medium-Term Notes, 5.86%, 4/28/2003                                                       10,000,000               9,719,300

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         17,500,000  (a)          17,539,651

                                                                                                                      27,258,951

U.S. TREASURY BONDS--21.6%

   10.75%, 8/15/2005                                                                          7,000,000                8,345,260

   12%, 5/15/2005                                                                             1,000,000                1,236,250

   12.375%, 5/15/2004                                                                        16,500,000               19,872,105

                                                                                                                      29,453,615

U.S. TREASURY INFLATION PROTECTION SECURITIES--19.5%

   3.625%, 7/15/2002                                                                         25,000,000  (a)          26,545,690

U.S. TREASURY NOTES--24.3%

   5.75%, 11/30/2002                                                                         12,500,000               12,317,500

   6.375%, 6/30/2002                                                                          1,000,000                1,000,620

   6.75%, 5/15/2005                                                                           9,000,000                9,213,750

   7.5%, 2/15/2005                                                                           10,000,000               10,490,600

                                                                                                                      33,022,470

TOTAL BONDS AND NOTES

   (cost $116,552,272)                                                                                               116,280,726
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--15.4%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.46%, 8/3/2000                                                                            6,630,000                6,598,508

   5.6%, 8/17/2000                                                                           14,530,000               14,428,435

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,020,496)                                                                                                 21,026,943
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $137,572,768)                                                                            100.8%             137,307,669

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.8%)             (1,129,852)

NET ASSETS                                                                                        100.0%             136,177,817

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE  FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost    Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           137,572,768   137,307,669

Interest receivable                                                   1,807,281

Receivable for shares of Beneficial Interest subscribed                  14,199

                                                                    139,129,149
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            68,823

Cash overdraft due to Custodian                                          61,930

Payable for shares of Beneficial Interest redeemed                    2,748,817

Accrued expenses                                                         71,762

                                                                      2,951,332
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      136,177,817
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     159,869,507

Accumulated net realized gain (loss) on investments                 (23,426,591)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              (265,099)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      136,177,817
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
 Interest authorized)                                                 9,584,459

NET ASSET VALUE, offering and redemption price per share ($)              14.21

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,006,070

EXPENSES:

Management fee--Note 3(a)                                              451,637

Shareholder servicing costs--Note 3(b)                                 171,261

Professional fees                                                       21,065

Trustees' fees and expenses--Note 3(c)                                  19,869

Registration fees                                                       10,819

Custodian fees--Note 3(b)                                                8,703

Prospectus and shareholders' reports                                     3,827

Miscellaneous                                                              704

TOTAL EXPENSES                                                         687,885

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (85,697)

NET EXPENSES                                                           602,188

INVESTMENT INCOME--NET                                               4,403,882
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,338,227)

Net unrealized appreciation (depreciation) on investments            3,769,318

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 431,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,834,973

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,403,882          9,846,245

Net realized gain (loss) on investments        (3,338,227)        (4,633,209)

Net unrealized appreciation (depreciation)
   on investments                               3,769,318         (2,850,088)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,834,973          2,362,948
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,403,882)        (9,846,245)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  14,662,476         46,404,112

Dividends reinvested                            3,634,392          8,093,872

Cost of shares redeemed                       (47,014,892)       (68,458,107)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (28,718,024)       (13,960,123)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (28,286,933)       (21,443,420)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           164,464,750        185,908,170

END OF PERIOD                                 136,177,817        164,464,750
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,038,853          3,205,363

Shares issued for dividends reinvested            257,436            560,525

Shares redeemed                                (3,328,979)        (4,724,607)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,032,690)          (958,719)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                            Six Months Ended
                                             June 30, 2000                       Year Ended December 31,
                                                                ---------------------------------------------------------------
                                             (Unaudited)        1999        1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             14.16        14.78       14.77        14.82          15.14         14.55

Investment Operations:

Investment income--net                               .41          .82         .87          .93            .90          1.03

Net realized and unrealized
   gain (loss) on investments                        .05         (.62)        .01         (.05)          (.32)          .59

Total from Investment Operations                     .46          .20         .88          .88            .58          1.62

Distributions:

Dividends from investment
   income--net                                      (.41)        (.82)       (.87)        (.93)          (.90)        (1.03)

Net asset value,
   end of period                                   14.21        14.16       14.78        14.77          14.82         15.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    6.64(a)      1.39        6.14         6.12           4.07         11.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .80(a)       .80         .79          .70            .70           .65

Ratio of net investment income
   to average net assets                            5.83(a)      5.68        5.91         6.29           6.04          6.90

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .11(a)       .12         .14          .31            .27           .29

Portfolio Turnover Rate                            513.75(b) 1,007.65      773.31       563.77         539.38        480.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    136,178     164,465     185,908      195,398        187,826       188,726

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Short Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the directions of the Board
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $19,441,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $9,564,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004, $717,000 expires in fiscal 2005 and $4,454,000 expires in fiscal 2007.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowing. During the period ended June 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2000 through June 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $85,697 during the period ended June 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $118,144 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $38,994 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $8,703 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.



NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $670,237,857 and $722,708,838, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $265,099, consisting of $693,146 gross unrealized appreciation and $958,245 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

Notes

For More Information

                        Dreyfus U.S. Treasury Short-Term Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   081SA006